UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2011

SPRINT NEXTEL CORPORATION

(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 829-0965

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 25, 2011, Sprint Nextel Corporation (the “Company”) amended its unsecured revolving credit facility with a syndicate of banks (the “Credit Facility”) by modifying certain terms and increasing by $150 million the total committed amount of its revolving credit facility, dated May 21, 2010. The total committed amount increased to $2.24 billion. In addition, the amendment modifies the definition of EBITDA to permit the Company to add back in its calculation of EBITDA certain equipment net subsidy costs. This modification will impact the calculation of the Company’s financial covenants for purposes of the Credit Facility.

The Credit Facility expires in October 2013 and will continue to provide supplemental liquidity for general corporate purposes and will be used to support the $1.0 billion letter of credit required by the Federal Communications Commission’s Report and Order to reconfigure the 800 MHz band.

The foregoing description of the amendments to the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the amendments, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference. The press release announcing the amendments to the Credit Facility is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Credit Facility is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
10.1	Amendment No. 1 to the Credit Agreement, dated as of October 25, 2011, among Sprint Nextel Corporation, as Borrower, the lenders named therein, and JPMorgan Chase Bank, N. A., as Administrative Agent.

10.2	Incremental Agreement No. 1 to the Credit Agreement, dated as of October 25, 2011, among Sprint Nextel Corporation, as Borrower, the lenders named therein, and JPMorgan Chase Bank, N. A., as Administrative Agent.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: October 26, 2011		/S/ TIMOTHY O’GRADY
	By:	Timothy O’Grady
Assistant Secretary

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 1 to the Credit Agreement, dated as of October 25, 2011, among Sprint Nextel Corporation, as Borrower, the lenders named therein, and JPMorgan Chase Bank, N. A., as Administrative Agent.

10.2	Incremental Agreement No. 1 to the Credit Agreement, dated as of October 25, 2011, among Sprint Nextel Corporation, as Borrower, the lenders named therein, and JPMorgan Chase Bank, N. A., as Administrative Agent.

99.1	Press Release